UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 6, 2018

LIBERTY EXPEDIA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37938	81-1838757
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (720) 875-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The Amended and Restated Transaction Agreement, dated as of September 22, 2016 (the “Transaction Agreement”), by and among Liberty Expedia Holdings, Inc., a Delaware corporation (the “Company”), Liberty Interactive Corporation, a Delaware corporation (“Liberty Interactive”), John C. Malone  (“Mr. Malone”), Leslie Malone (“Mrs. Malone”) and Barry Diller (“Mr. Diller”) provides that the Proxy Arrangement Termination Date will occur upon the occurrence of certain events or the taking of certain actions, and if not sooner terminated as a result of the occurrence of such events or the taking of such actions, the Proxy Arrangement Termination Date would occur on the eighteen (18) month anniversary of the closing of the split-off of the Company from Liberty Interactive, or May 4, 2018 (the “Outside Date”).  Upon the Proxy Arrangement Termination Date, the Transaction Agreement and certain Subject Instruments (as defined in the Transaction Agreement), including the Malone Proxy and Diller Assignment (each as defined in the Transaction Agreement), would terminate.

On March 6, 2018, the Company, Liberty Interactive, Mr. Malone, Mrs. Malone and Mr. Diller entered into a letter agreement (the “Letter Agreement”), which amended the termination provisions of the Transaction Agreement to extend the Outside Date for an additional one year period.  As a result, unless sooner terminated upon the occurrence of certain events or the taking of certain actions, in either case, as listed in the Transaction Agreement, as amended by the Letter Agreement, the Proxy Arrangement Termination Date will occur, and the Transaction Agreement together with certain Subject Instruments will terminate, on May 4, 2019.

The foregoing summary of the Transaction Agreement and the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the Transaction Agreement, which was filed as Exhibit 10.9 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 7, 2016, and the Letter Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Letter Agreement, dated as of March 6, 2018, by and among Liberty Expedia Holdings, Inc., Liberty Interactive Corporation, Barry Diller, John C. Malone and Leslie Malone.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2018

LIBERTY EXPEDIA HOLDINGS, INC.

	By:	/s/ Craig Troyer
		Name:	Craig Troyer
		Title:	Senior Vice President, Deputy General Counsel and Assistant Secretary